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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

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
         0-8508                                            41-0641789
(Commission File Number)                       (IRS Employer Identification No.)
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                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 9, 2006, the shareholders of Broadview Institute, Inc. (the "Company") approved the Company's. 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan will permit stock options, restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights. A more complete description of the terms of the 2006 Plan can be found in "Proposal #5 - Approval of 2006 Equity Incentive Plan" in the Company's definitive proxy statement filed with the Securities and Exchange Commission on July 6, 2006, which description is incorporated herein by reference. The foregoing description of the 2006 Plan and the description incorporated by reference from the Company's definitive proxy statement are qualified in their entirety by reference to the 2006 Plan, a copy of which is filed as Exhibit 10.1 to this report.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 14, 2006, Broadview Media, Inc. issued a press release announcing its financial results for the first quarter of the fiscal year ended March 31, 2007. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

     The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements: None.

     (b)  Pro forma financial information: None.

     (c)  Exhibits:

          10.1 Broadview Institute, Inc. 2006 Equity Incentive Plan.

          99.1 Press Release dated August 14, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2006


                                        BROADVIEW MEDIA, INC.


                                        By /s/ MARK "RED" WHITE
                                           -------------------------------------
                                           Mark "Red" White
                                           COO

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report:                                             Commission File No.:
August 14, 2006                                                           0-8508

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
EXHIBIT NO.   ITEM
-----------   ----
10.1          Broadview Institute, Inc. 2006 Equity Incentive Plan.

99.1          Press Release dated August 14, 2006
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